UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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☐	Soliciting Material Pursuant to §240.14a–12
 China Recycling Energy Corporation

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CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

April 30, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, to be held at our principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 4, 2010, at 9:00 a.m. local time.

The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the annual meeting.  Our directors, officers, and representatives of our independent registered public accounting firm will be present to respond to appropriate questions from stockholders.

Please mark, date, sign and return your proxy card in the enclosed envelope by following the instructions on the proxy card at your earliest convenience.  This will ensure that your shares will be represented and voted at the meeting, even if you do not attend.

Sincerely,

/s/ Guohua Ku

Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 4, 2010

NOTICE HEREBY IS GIVEN that the 2010 Annual Meeting of Stockholders of China Recycling Energy Corporation, a Nevada corporation, will be held at our principal executive officers, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guran Zheng Jie, Xi’an City, Shaanxi Province, 710068 China on June 4, 2010, at 9:00 a.m. local time, to consider and act upon the following:

1.	To elect as directors the seven nominees in the accompanying Proxy Statement for terms expiring at the 2011 Annual Meeting of Stockholders;

2.	To approve the Amended and Restated 2007 Nonstatutory Stock Option Plan;

3.	To ratify the appointment of Goldman Park Kurland Mohidin, LLP to act as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and

4.
To transact such other business as properly may come before the annual meeting or any adjournments thereof.  The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the annual meeting.

Information relating to the above matters is set forth in the attached proxy statement.  Stockholders of record at the close of business on April 29, 2010 are entitled to receive notice of and to vote at the annual meeting and any adjournments thereof.

By Order of the Board of Directors.

/s/ Xinyu Peng

Xinyu Peng
Chief Financial Officer and Secretary

Xi’an City, Shaanxi Province, China
April 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 4, 2010:

This Notice, the Proxy Statement, including the Proxy Card, and our Annual Report on Form 10-K for the
year ended December 31, 2009 are available at www.shareholdervote.info/.

PLEASE READ THE ATTACHED PROXY STATEMENT AND PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE–PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

CHINA RECYCLING ENERGY CORPORATION
12/F, Tower A
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi’an City, Shaanxi Province
China 710068

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 4, 2010

We are furnishing this proxy statement to the stockholders of China Recycling Energy Corporation in connection with the solicitation of proxies by the Board of Directors to be voted at our 2010 Annual Meeting of Stockholders to be held at our principal executive officers, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, on June 4, 2010, at 9:00 a.m. local time, and at any adjournments or postponements of the meeting.

When used in this proxy statement, the terms “we,” “us,” “our” and “CREG” refer to China Recycling Energy Corporation.

The date on which we are first sending this proxy statement and form of proxy card to stockholders is on or about April 30, 2010.

This Proxy Statement, including the Proxy Card and the Notice of Annual Meeting are available at www.shareholdervote.info/.  Directions to our 2010 Annual Meeting of Stockholders are available by calling +86-29-8769-1097.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The proxy materials are being furnished to you because the Board of Directors of China Recycling Energy Corporation (sometimes referred to as the “Company”, “CREG”, “us” or “our”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card, which is available at www.shareholdervote.info/.  The date on which the proxy statement and accompanying materials are intended to be sent or given to the stockholders is on or about April 30, 2010.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 29, 2010, will be entitled to vote at the annual meeting. On this record date, there were 38,778,035 shares of common stock outstanding and entitled to vote.  Such shares were held by 2,871 holders of record.

Stockholders of Record: Shares Registered in Your Name

If on April 29, 2010, your shares were registered directly in your name with our transfer agent, Securities Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we ask you to fill out and return the proxy card if you wish to have your vote recorded.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 29, 2010, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The only matters scheduled for a vote are (i) the election of directors to hold office until our 2011 Annual Meeting of Stockholders; (ii) the appointment of Goldman Park Kurland Mohidin, LLP to act as our independent registered public accounting firm for the fiscal year ending December 31, 2010; and (iii) the approval of the Amended and Restated 2007 Nonstatutory Stock Option Plan, which increases the aggregate number of shares of common stock authorized for issuance by 2,200,000 from 3,000,000 shares to 5,200,000 shares.

How do I vote?

In voting with regard to the election of directors, you may vote in favor of all nominees, withhold your vote as to all nominees or withhold your vote as to specific nominees.  In voting with regard to the approval of the Amended and Restated 2007 Nonstatutory Stock Option Plan and the appointment of the independent registered public accounting firm, you may vote in favor of the proposal or against the proposal or may abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, or vote by proxy using the enclosed proxy card which also is available at www.shareholdervote.info/. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.  Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

                  1.      To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

                  2.      To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.  Please note that the notice letter you received directing you to the website at which proxy materials are available is not the proxy card and should not be used to submit your vote.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have ?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 29, 2010.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” (i) the election of all of the Company’s nominees for director, (ii) the ratification of the appointment of Goldman Park Kurland Mohidin, LLP to act as our independent registered public accounting firm for the fiscal year ended December 31, 2010, and (iii) the approval of the Amended and Restated 2007 Nonstatutory Stock Option Plan. If any other matter is properly presented at the annual meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of  proxy materials or notice letter?

If you receive more than one set of proxy materials or notice letter for the Annual Meeting of Stockholders, your shares are registered in more than one name or are registered in different accounts. Please submit your vote by proxy for all of your shares to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. You may revoke your proxy in any one of three ways:

                  1.      You may submit another properly completed proxy bearing a later date.

                  2.      You may send a written notice that you are revoking your proxy to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

                  3.      You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be delivered in writing after February 22, 2011 but before March 24, 2011, to Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China. If the 2011 annual meeting is to be held before May 25, 2011 or after April 25, 2011, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If the broker or nominee is not given specific instructions, shares held in the name of such broker or nominee may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

How many votes are needed to approve the proposal?

For the election of Directors, the nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least one-third of the shares entitled to vote are represented by stockholders present at the meeting or by proxy.  On the record date, there were 38,778,035 shares outstanding and entitled to vote.  Thus, 12,926,012 shares must be represented by stockholders present at the annual meeting or by proxy to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the stockholders entitled to vote at the meeting, present in person or by proxy will have the power to adjourn the meeting without notice other than announcement at the meeting.

How can I find out the results of the voting at the annual meeting?

Voting results will be published in a Current Report on Form 8-K issued by the Company within four (4) business days following the annual meeting.

PROPOSAL 1— ELECTION OF DIRECTORS
Nominees

The Board of Directors currently consists of seven members. The Board has nominated all current directors for re-election as directors at the 2010 Annual Meeting.

If re-elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the 2011 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.  Biographical information regarding each of the nominees is set forth below.  No family relationships exist among any of our directors or executive officers.

Each of the nominees has consented to serve another term as a director if re-elected.  If any nominee should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

Executive Officers and Directors

The following table sets forth certain information regarding our executive officers and directors as of April 29, 2010:

Name	Age	Position
Guohua Ku	48	Chief Executive Officer and Chairman of the Board
Lanwei Li	28	Chief Operating Officer, Vice President and Director of Business and Director
Xinyu Peng	41	Chief Financial Officer and Secretary
Zhigang Wu	38	Vice President, Finance
Xiaogang Zhu	56	Vice President, Accounting
Nicholas Shao	38	Director
Dr. Robert Chanson	60	Director
Timothy Driscoll	66	Director
Julian Ha	41	Director
Sean Shao	52	Director

Guohua Ku was appointed as a director and Chief Executive Officer as of December 10, 2008.  He was elected Chairman of the Board as of April 1, 2009.  Prior to joining the Company, Mr. Ku served as a Senior Engineer for Yingfeng Technology from 2003 to 2007.  From 1979 to 2003, Mr. Ku served in multiple capacities for Shaanxi Blast Air Blower (Group) Co., Ltd., with his last position serving as a Senior Engineer.

Lanwei Li was appointed as a director on April 1, 2009.  He has worked for the Company and its predecessors since March 2005 and currently works as Chief Operating Officer and the Vice President and Director of Business, supervising the departments of Business Development, Investment Management and Strategy Development.  He has a higher education background in investment economy management.

Xinyu Peng was appointed as Chief Financial Officer of the Company on August 4, 2008.  On December 10, 2008, the Board of Directors also appointed Mr. Peng as Secretary of the Company.  Prior to joining the Company, Mr. Peng served as Vice President of Tavistock Group Asia from January 2008 to July 2008. From November 2006 to July 2008, Mr. Peng served as Chief Financial Officer and Director of MOD3 Cabinets & Home LLC.  From July 2003 to July 2008, he served as Chief Financial Officer of Creative Hospitality Concepts LLC.  From 1990 to 2001, he worked for the Bank of China.  He earned his MBA from University of Miami and his B.A. in International Finance from Shanghai Fudan University.

Zhigang Wu was appointed as Vice President, Finance starting in October 2007 and is responsible for the securities and financing activities of the Company.  Before joining the Company, Mr. Wu worked for over a decade in the securities and investment industries with Guotai-Junan Securities and Zhongzheng Investment.  Mr. Wu received a bachelor degree from Inner-Mongolia Finance & Economy University in 1998, with a major in international finance.

Xiaogang Zhu joined China Recycling Energy Corporation as Accounting Manager in December 2007.  In April 2010, Mr. Zhu was appointed Vice President, Accounting.  From 2005 to joining us in 2007, Mr. Zhu was the Chief Financial Officer of China Natural Gas, Inc. From 2000 through 2005, Mr. Zhu was the Vice President of Xian Dapeng Biotechnology Company. While with Xian Dapeng Biotechnology Company, Mr. Zhu served in various management roles, including time as head of accounting in which he established the accounting management and internal control systems.  Mr. Zhu received his bachelor degree in Accounting from Shaanxi Finance and Accounting Institute (now Xian Jiaotong University Management School).

Nicholas Shao was appointed as a director of the Company on June 3, 2008, in accordance with the terms of the Stockholders Agreement between the Company and, among other parties, certain Carlyle Asia Growth investors.  Mr. Shao is currently a Vice President of Carlyle Asia Growth and has worked in several international investment banks, including Credit Suisse First Boston and Morgan Stanley as a senior manager and analyst.

Dr. Robert Chanson was appointed a director of the Company on January 20, 2010, by the Board of Directors.  Mr. Chanson has served as the Chairman of Calventis SA, Switzerland since 2009 and the Chairman of Samba Minerals Ltd, Australia since 2008.  Mr. Chanson previously served as the Chairman and chief executive officer of AmbioCare Holding from 2001 to 2007, a director of Plant Health Care plc in the U.K. from 2004 through 2008, a director of Plant Health Care, Inc. in the U.S. from 1995 through 2004, and a director of EHC Viridian Ltd. in the U.K. from 1999 to 2001.  Mr. Chanson received both his Doctorate and Master in Law degrees from the University of Zurich and his Bachelor Degree in Natural Sciences (Physics & Chemistry) with Latin from Kantons- schule Zurich’ in Zurich, Switzerland.

Timothy Driscoll was appointed a director of the Company on October 30, 2009, by the Board of Directors.  Mr. Driscoll currently serves as president of MTD Ventures, and president and chief of executive officer of Driscoll Management Services. Mr. Driscoll also serves as a director of American Oil and Supply International and Proteus Industries.  From 1994 through 1999, Mr. Driscoll was the president and chief executive officer of Agrevo Environmental Health and was the president and chief executive officer of Rouossel UCLAF Environmental Health from 1991 to 1994.  Mr. Driscoll received his MBA in Finance from Xavier University and B.S. in Economics from Villanova University.

Julian Ha was appointed a director of the Company on October 30, 2009, by the Board of Directors.  Since 2006, Mr. Ha has been a member of the Private Equity, Financial Officers and Legal practice groups of Heidrick & Struggles International, Inc.  From 2005 through 2006, Mr. Ha was a Director in the Corporate Finance group of Evolution Securities China Limited.  From 2001 to 2005, Mr. Ha was a Director of European Business Development for CapitalKey Advisors and Capital IQ.  Mr. Ha was an Executive Vice President with DDL from 2000 to 2001, where he was responsible for portfolio management.  Mr. Ha trained as a corporate lawyer and has practiced in New York, Washington, D.C., London, Singapore and Shanghai.  Mr. Ha received his BA from Cornell University , his Masters degrees from the London School of Economics and Harvard University and his JD from the NYU School of Law.

Sean Shao was appointed a director of the Company on October 30, 2009, by the Board of Directors.  Mr. Shao currently serves as a director of Agria Corporation and as the Chairman of its Compensation Committee since November 2008, as a director and Chairman of the Audit Committee of Yongye International, Inc. since April 2009, and a director and Chairman of the Audit Committee of China Biologic Products, Inc. since July 2008.  From 2006 to 2008, Mr. Shao served as the CFO of Trina Solar Limited, an NYSE-listed integrated manufacturer of solar photovoltaic products. During his tenure, Mr. Shao assisted Trina Solar Limited in its initial public offering on the NYSE. Mr. Shao also served as the CFO of ChinaEdu Corporation, an educational service provider and Watchdata Technologies Ltd., a China-based security software company from 2004 to 2006. Prior to that, Mr. Shao took several managerial positions at Deloitte Touche Tohmatsu for over a decade. Mr. Shao holds a master’s degree in health care administration from the University of California, Los Angeles and a bachelor’s degree in art from East China Normal University. Mr. Shao is a member of the American Institute of Certified Public Accountants.

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no membership qualifications for directors.   Pursuant to the Stockholders Agreement, dated as of November 16, 2007, between the Company and, amongst other parties, Carlyle Asia Growth Partners III, L.P. and CAGP III Co-Investment, L.P.  CAGP III Co-Investment, L.P. has the right to appoint up to two members of the Board of Directors for so long as they remain investors in the Company.  There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

The Board of Directors unanimously recommends that the stockholders vote “FOR” the proposal to re-elect the current directors as directors for a one-year term expiring at the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

CORPORATE GOVERNANCE

Director Independence

Dr. Robert Chanson and Messrs., Timothy Driscoll, Julian Ha, Nicholas Shao, and Sean Shao are our non-employee directors, and our Board of Directors has determined that each of them is independent pursuant to the listing rules of NASDAQ.  All of the members of each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are independent pursuant to the listing rules of NASDAQ.

Board Meetings and Committee; Annual Meeting Attendance

During the year ended December 31, 2009, the Board of Directors did not hold any meetings but acted through consent actions on nine different occasions, and we did not hold an Annual Meeting.  All members of the Board of Directors are encouraged, but not required, to attend the Annual Meeting.

Corporate Governance and Nominating Committee

The corporate governance and nominating committee members currently consist of Dr. Chanson and Messrs. Driscoll and Sean Shao. The corporate governance and nominating committee oversees all aspects of the Company’s corporate governance functions on behalf of the Board of Directors, including identifying individuals qualified to become board members, recommending to the full board the selection of Director nominees for each meeting of the stockholders at which directors are elected and overseeing the monitoring and evaluation of the Company’s corporate governance practices.  The corporate governance and nominating committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” Mr. Driscoll is the chairman of our corporate governance and nominating committee.

Audit Committee

The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the financial reports and other financial information provided by us to the public or any governmental body; (ii) our compliance with legal and regulatory requirements; (iii) our systems of internal controls regarding finance, accounting and legal compliance that have been established by management and the Board; (iv) the qualifications and independence of our independent registered public accounting firm; (v) the performance of our internal audit function and the independent registered public accounting firm; and (vi) our auditing, accounting and financial reporting processes generally. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. In connection with its responsibilities, the Board has delegated to the Audit Committee the authority to select and hire our independent registered public accounting firm and determine their fees and retention terms. The Audit Committee Charter is included as Appendix A and is also available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” The Audit Committee is composed of Timothy Driscoll, Julian Ha and Sean Shao, each of whom is independent under NASDAQ listing standards. Sean Shao is the Chair of the Audit Committee. The Board has determined that Sean Shao is an audit committee financial expert.

Compensation Committee

The compensation committee members currently consist of Dr. Chanson and Mr. Ha. The compensation committee purpose is (i) to oversee the Company’s efforts to attract, retain and motivate members of the Company’s senior management team, (ii) to carry out the board’s overall responsibility relating to the determination of compensation for all executive officers, (iii) to oversee all other aspects of the Company’s compensation policies, and (iv) to oversee the Company’s management resources, succession planning and management development activities. The compensation committee operates under a written charter, which is available on our website at www.creg-cn.com under the links “Investor Relations – Corporate Governance.” Mr. Ha is the chairman of our compensation committee.

Stockholder Communication with the Board of Directors

Stockholders may communicate with the Board by writing to the attention of Mr. Zhigang Wu, our Vice President of Finance, at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China.

Code of Ethics

We have adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer and principal accounting officer.  A current copy of our Code of Business Conduct and Ethics is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.”  We intend to disclose any amendments to the Code of Business Conduct and Ethics, as well as any waivers for executive officers or directors, on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information provided to us by each of the following as of April 29, 2010 (unless otherwise indicated) regarding their beneficial ownership of our common stock:

•	each person who is known by us to beneficially own more than 5% of our common stock;

•	our Chief Executive Officer and each of the other individuals named in the Summary Compensation Table in this proxy statement;

•	each of our directors;

•	each of our directors that served in such capacity during 2008, but no longer served in that capacity at the end of the fiscal year; and

•	all of our directors and executive officers as of March 31, 2009 as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to the securities.  Except as indicated by footnote, and subject to applicable community property laws, the persons and entities named in the table below have sole voting and sole investment power with respect to the shares set forth opposite each person’s or entity’s name.

	Common Stock Beneficially Owned
Beneficial Owner	Number of Shares		Percent of Class
Carlyle Asia Growth Partners III, L.P. c/o The Carlyle Group 1001 Pennsylvania Avenue, NW, Suite 220 Washington, DC 20004	8,131,746	(1)	20.97%
Guohua Ku	18,706,943	[2]	48.24%
Lanwei Li	90,000	(3)	*
Zhigang Wu	36,000	(4)	*
Xiaogang Zhu	36,000	(5)	*
Xinyu Peng	—		*
Nicholas Shao	—		*
Dr. Robert Chanson	—		*
Timothy Driscoll	—		*
Julian Ha	—		*
Sean Shao	—		*
All executive officers and directors as a group (10 persons)	18,904,943	(6)	48.75%

*      Less than one percent (1%) of outstanding shares.
(1)
The amount shown and the following information is derived from Amendment No. 1 to the Schedule 13D filed jointly by (i) Carlyle Asia Growth Partners III, L.P., a Cayman Islands exempt limited partnership (“Asia Growth”), (ii) CAGP III Co-Investment, L.P., a Cayman Islands exempt limited partnership (“Co-Investment”), (iii) CAGP General Partner, L.P., a Cayman Islands exempt limited partnership, (iv) CAGP Ltd., a Cayman Islands exempt company, (v) TC Group Cayman, L.P., a Cayman Islands exempt limited partnership (vi) TCG Holdings Cayman, L.P., a Cayman Islands exempt limited partnership, and (vii) Carlyle Offshore Partners II, Ltd. A Cayman Islands exempt company, reporting beneficial ownership as of April 29, 2008. According to the amended Schedule 13D, Asia Growth and Co-Investment are the record owners of 7,785,415 and 346,331 shares of Common Stock, respectively. CAGP General Partner, L.P. is the general partner of both Asia Growth and Co-Investment. CAGP General Partner, L.P. may, by virtue of it being the general partner of Asia Growth and Co-Investment, be deemed to have voting control and investment discretion over the securities held by Asia Growth and Co-Investment. The sole general partner of CAGP General Partner, L.P. is CAGP Ltd., a limited company that is wholly owned by TC Group Cayman, L.P. The sole general partner of TC Group Cayman, L.P. is TCG Holdings Cayman, L.P. Carlyle Offshore Partners II, Ltd. Is the sole general partner of TCG Holdings Cayman, L.P. Each of CAGP Ltd., TC Group Cayman, L.P., TCG Holdings Cayman, L.P., and Carlyle Offshore Partners II, Ltd. may, by virtue of being the owner or general partner, as the case may be, of CAGP General Partner, L.P., CAGP Ltd., TC Group Cayman, L.P., and TCG Holdings Cayman, respectively, be deemed to have voting control and investment discretion over the securities held by Asia Growth and Co-Investment.

(2)
Includes 9,353,472 shares pledged to secure the Company’s obligations under that certain 5% Secured Convertible Promissory Note  with Asia Growth and Co-Investment and that certain 8% Secured Convertible Promissory Note with Asia Growth.

(3)	Includes 90,000 shares issuable upon the exercise of options.
(4)	Includes 36,000 shares issuable upon the exercise of options.
(5)	Includes 36,000 shares issuable upon the exercise of options.
(6)	Includes 18,706,843 shares held directly and 162,000 shares issuable upon the exercise of options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned during the years ended December 31, 2009 and 2008, by those individuals who served as our Chief Executive Officer, or Chief Financial Officer during 2009 or any other executive officer with total compensation in excess of $100,000 during 2009.  The individuals listed in the table below are referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Guohua Ku (1)	2009	17,876	0	0	0	0	0	0	17,876
Chief Executive Officer and Chairman of the Board	2008	1,498	0	0	0	0	0	0	1,498

Xinyu Peng(2)	2009	115,200	0	0	0	0	0	0	115,200
Chief Financial Officer and Secretary	2008	40,773	0	0	0	0	0	0	40,773

(1)	Guohua Ku was appointed as Chief Executive Officer of the Company on December 10, 2008.
(2)	Xinyu Peng was appointed as Chief Financial Officer and Secretary of the Company on August 4, 2008, and December 10, 2008, respectively.

Employment Contracts

Mr. Guohua Ku entered into an employment agreement with the Company to serve as its CEO on December 10, 2008.  The agreement has a two-year term starting December 10, 2008 that includes a one-month probationary period.  Mr. Ku receives a salary of $17,876 annually for his service as CEO.  The Company may terminate the employment agreement at any time without any prior notice to the employee if Mr. Ku engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Ku under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring.   Mr. Ku has the right to resign at any time upon a 30 days written notice to the Company.

Mr. Xinyu Peng entered into an employment agreement with the Company to serve as its CFO on July 17, 2008.  The agreement has a two-year term starting July 17, 2008, that included a one-month probationary period.  Mr. Peng’s employment agreement calls for him to be paid a salary of $140,000 annually for his service as CFO.  In 2009, due to the worldwide economic slowdown, several executive officers of the Company voluntarily agreed to take half of their salary in certain months.  Mr. Peng agreed to take such a reduced salary for a few months and, therefore, received a total salary of approximately $115,000 during 2009.  The Company and Mr. Peng expect that he will receive his full salary in 2010.  The Company may terminate Mr. Peng's employment agreement at any time without any prior notice to the employee if Mr. Peng engages in certain conduct, including, but not limited to (i) the violation of the rules and procedures of the Company or breaches the terms of the employment agreement; (ii) neglecting his duties or engages in malpractice for personal gain that damages the Company; (iii) entering into an employment relationship with any other employer during his employment with the Company; or (iv) the commission of a crime. The Company also may terminate the employment agreement upon 30 days written notice to Mr. Peng under certain other conditions, including but not limited to (i) inability to continue position due to non-work-related sickness or injury; (ii) incompetence; and (iii) the need for mass layoffs or other restructuring.   Mr. Peng has the right to resign at any time upon a 30 days written notice to the Company.

Nonstatutory Stock Option Plan

The Board of Directors of the Company approved the China Recycling Energy Corporation 2007 Nonstatutory Stock Option Plan (the “2007 Plan”) on November 13, 2007, which permits grants of nonstatutory stock options to all employees, officers, directors and consultants of the Company or its affiliates.  The 2007 Plan authorizes the issuance of up to 3,000,000 shares of common stock of the Company and by its terms will expire on November 12, 2012.  On November 13, 2007, the Board authorized the issuance of options on all 3,000,000 shares to eligible recipients under the 2007 Plan.  These stock options had a five year term and an exercise price of $1.23 per share.  Proposal No. 2 in the accompanying Proxy Statement is seeking the stockholder’s approval of the Amended and Restated 2007 Plan, which, among other things, increases the number of shares of common stock available for issuance from 3,000,000 to 5,200,000.  The Amended and Restated 2007 Plan is discussed in more detail in  “Proposal No. 2—Approval of Amended and Restated 2007 Nonstatutory Stock Option Plan.”

The recipients of the outstanding stock options forfeited all of the outstanding options as of  June 25, 2008 and new grants of stock options equaling 3,000,000 shares were made on August 4, 2008.  These new stock options were granted with an exercise price of $0.80 per share, the fair market value of the Company’s common stock on the date of grant.  On November 9 and 11, 2009, the Company and three option holders agreed to cancel 87,000 vested but unexercised shares and to forfeit 203,0000 unvested shares.  On November 12, 2009, we granted two other employees options to purchase 290,000 shares of our common stock at $2.35 per share.  The vesting terms of options granted under the 2007 Plan are subject to the Non-Statutory Stock Option Agreements for managerial and non-managerial employees. For managerial employees, no more than 15% of the total stock options shall vest and become exercisable on the six month anniversary of the grant date. An additional 15% and 50% of the total stock options shall vest and become exercisable on the first and second year anniversary of the grant date, respectively. The remaining 20% of the total stock options shall vest and become exercisable on the third year anniversary of the grant date. For non-managerial employees, no more than 30% of the total stock options shall vest and become exercisable on the first year anniversary of the grant date. An additional 50% of the total stock options shall vest and become exercisable on the second year anniversary of the grant date. The remaining 20% of the total stock options shall vest and become exercisable on the third year anniversary of the grant date.  The stock options also become fully vested upon termination without cause, termination for good reason, termination due to death or disability or in the event of a change in control of the Company.  The stock options expire on the fifth anniversary of the date of grant.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table sets forth information regarding all outstanding equity awards held by the named executive officers at December 31, 2009.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($ )	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Guohua Ku	0	0	0	0	0	0	0	0	0

Xinyu Peng	0	0	0	0	0	0	0	0	0

Potential Payments Upon Termination or Change of Control

Employment Agreements

Certain of our executive officers, including our CEO, have an employment agreement with the Company.  Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, as defined in the agreement, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty pursuant to the employment agreement.

2007 Plan

To date, the only awards outstanding under the 2007 Plan are stock options.  Under the terms of the 2007 Plan, recipients have the right to exercise any vested options, in whole or in part, at any time after termination during the remaining term of the option; provided, however, that the Board may specify a shorter period for exercise following termination as it deems reasonable and appropriate.   In the event of the recipient’s termination of employment by the Company without “cause” (as may be defined in an employment agreement), by the recipient for “good reason” (as may be defined in an employment agreement), or by reason of the recipient’s death or “disability” (as may be defined in an employment agreement), any portion of the option that has not become vested and exercisable as of the date of the termination of employment shall immediately vest and become exercisable.  The 2007 Plan is more fully described above in the narrative following the Summary Compensation Table.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation earned by or awarded during the 2009 fiscal year to each director that is not a named executive officer and who served on our Board of Directors in the 2009 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Nicholas Shao	0	0	0	0	0	0	0

Hanqiao Zheng	0	0	0	0	0	0	0

Timothy Driscoll	4,000	0	56,166		0	0	60,166

Julian Ha	4,000	0	56,166	0	0	0	60,166

Sean Shao	4,000	0	70,207	0	0	0	74,207

(1)
The amounts in these columns reflect the full grant date fair value of option awards for the year ended December 31, 2009, in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are described in Note 19 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC on March 16, 2010.

(2)	The aggregate number of option awards outstanding at December 31, 2009 for each of the directors was as follows:

Name	Options
Nicholas Shao	0
Hanqiao Zheng	0
Sean Shao	50,000
Julian Ha	40,000
Timothy Driscoll	40,000

Three grants of stock options were made to non-employee directors in 2009 pursuant to the Board’s authority to grant such awards.  The recipients were Sean Shao, who received an option to purchase 50,000 shares, Julian Ha, who received an option to purchase 40,000 shares, and Timothy Driscoll, who received an option to purchase 40,000 shares.

EQUITY COMPENSATION PLAN INFORMATION

Information about our equity compensation plans at December 31, 2009 that were either approved or not approved by our stockholders was as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	0	0	0

Equity compensation plans not approved by security holders	3,000,000	$0.95	0

Total	3,000,000	$0.95	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Board of Directors must approve all related party transactions. All material related party transactions will be made or entered into on terms that are no less favorable to us than can be obtained from unaffiliated third parties.

REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight and monitoring of our financial reporting and auditing process.  The Audit Committee charter sets forth the responsibilities of the Audit Committee.  A copy of the Audit Committee charter is available on our website at www.creg-cn.com under the links “Investor Relations—Corporate Governance.”

Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls.  The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues they believe should be raised with the Audit Committee.  These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.  The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee held one meeting in 2009.  Representatives of Goldman Park Kurland Mohidin, LLP, our independent registered public accounting firm, attended each meeting of the Audit Committee that involved the discussion of financial statements.  The Audit Committee reviewed and discussed with management and Goldman Park Kurland Mohidin, LLP our audited financial statements for the year ended December 31, 2009 and discussed Goldman Park Kurland Mohidin, LLP’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No.  114 (which superseded Statement on Auditing Standards No. 61), other standards of the Public Company Accounting Oversight Board (United States), rules of the SEC, and other applicable regulations.

The Audit Committee also received the written disclosures and the letter from Goldman Park Kurland Mohidin, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s independence from our management and has discussed Goldman Park Kurland Mohidin, LLP its independence.  The Audit Committee considered whether the services provided by Goldman Park Kurland Mohidin, LLP for the year ended December 31, 2009 are compatible with maintaining their independence.  The Board of Directors has delegated to the Audit Committee the authority to approve the engagement of our independent registered public accounting firm.

Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Audit Committee:
Sean Shao (Chairman)
Timothy Driscoll
Julian Ha

PROPOSAL NO. 2—APPROVAL OF AMENDED AND RESTATED 2007 NONSTATUTORY STOCK OPTION PLAN

Our stockholders are being asked to consider and vote on this proposal to approve the Amended and Restated 2007 Nonstatutory Stock Option Plan, which we refer to as the “2007 Plan.” The Board of Directors has approved, subject to stockholder approval, the 2007 Plan.

The 2007 Plan is intended to further our growth and financial success by providing incentives, in the form of options to acquire common stock to selected employees, officers, directors, and consultants of the Corporation and its parent or subsidiaries, that are aligned with the best interests of our stockholders.  To date, we have achieved our business objective, which we attribute in part to the 2007 Plan.  Our equity incentive program has been a significant contributing factor in our performance to date, and we believe that preserving the ability to grant equity awards is in the best interests of our Company and our stockholders.

Key Features of the 2007 Plan

•	Provides for the issuance of nonqualified stock options;

•	Administered by our Board of Directors or its designee;

•	No reload or “evergreen” share replenishment features;

•	Five-year maximum term for stock option grants; and

•	Stock options may not be granted below fair market value on the date of grant.

Participation

•	Participation in the 2007 Plan is broad-based, and includes directors, officers, employees and consultants.

Description of the 2007 Plan

The following paragraphs summarize material terms of the 2007 Plan.  This summary is qualified in its entirety by the specific terms of the 2007 Plan.  A copy of the 2007 Plan is included as Appendix B to this proxy statement.

Plan Administration.  The Board has delegated the administration of the 2007 Plan to the Compensation Committee of the Board. Among other powers and duties, the Compensation Committee determines the persons who will be eligible to receive awards and establishes the terms and conditions of all awards.  Unless prohibited by applicable law or the applicable rules of a stock exchange, the Compensation Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its affiliates or to third parties.

Types of Awards.  The 2007 Plan provides for the issuance of nonqualified stock options.  Each option award is subject to an option agreement approved by the Board or the designated committee thereof reflecting the terms and conditions of the award.

Option Grant:  Each option award must be evidenced by an option agreement specifying the option exercise price, the term of the option, the number of shares of our common stock subject to the option, and such other provisions as the Board or the designated committee thereof determines, and which are not inconsistent with the terms and provisions of the 2007 Plan (which need not be the same for each award or for each recipient).

Exercise of Options: Options granted under the 2007 Plan will be exercisable at such times set forth in the applicable option agreement.  The exercise price of each option granted under the 2007 Plan will be at least 100% of the fair market value of a share of our common stock on the date of grant.  For purposes of option awards, fair market value of a share of our common stock means the closing sale price of a share of our common stock on the relevant date on the principal exchange on which the common stock is then listed or admitted to trading.  If no reported sale of common stock takes place on the relevant date on the principal exchange, then the reported closing asked price of a share of our common stock on such date on the principal exchange shall be the fair market value.  If our common stock is not at the time listed or admitted to trading on a stock exchange, the fair market value of a share of our common stock means between the lowest reported bid price and highest reported asked price of a share of our common stock on the relevant date in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Board or the designated committee thereof and regularly reporting the market price of a share of our common stock.  If our common stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Board shall determine the fair market value in good faith.

Payment of Exercise Price: The exercise price is payable in cash, by tendering shares of our common stock (which were not acquired directly or indirectly from the Company), or, if permitted by the Board, by other form of legal consideration permitted by applicable state and federal law.  Options are exercisable at such times and subject to the conditions, restrictions and contingencies specified by the applicable option agreement.

Option Term: The maximum term of any option is 5 years from the date of grant.

Eligible Persons. Any directors, officers, employees or consultants (including any prospective director, officer, employee or consultant) of the Corporation or its parent or subsidiaries, as selected by our Board or the designated committee thereof, may receive awards under the 2007 Plan.  As of April 29, 2010, the record date for our annual general meeting, approximately fifteen (15) participants have been granted options under the 2007 Plan.

The following table indicates the number of stock options granted under the 2007 Plan as of December 31, 2009 to the individuals below, including our named executive officers.

Name and Position	Number of Stock Options
Guohua Ku	0
Chief Executive Officer and Director

Xinyu Peng	0
Chief Financial Officer

Executive Officers as a Group	590,000

Non-Executive Directors as a Group	0

Non-Executive Officer Employees as a Group	2,410,000

Shares Available For Awards. The total number of our common shares that may be delivered pursuant to awards granted under the 2007 Plan is 5,200,000.  If an award granted under the 2007 Plan expires or terminates, then the shares covered by that award that remain unpurchased will again be available for new awards under the 2007 Plan.

Limits on Transfers of Awards.  All awards are transferable only by will or by the laws of descent and distribution.

Adjustments. Upon the occurrence of any reclassification, recapitalization, stock split, merger, combination, consolidation or other reorganization, any spin-off, split-up or similar extraordinary dividend distribution or other extraordinary corporate transaction, subject to applicable law or regulation, the Board shall provide for an equitable and proportionate adjustment of the number and type of shares for which options may be granted, the number, amount and type of shares subject to outstanding options, the price of outstanding options, and the deliverable upon exercise of any outstanding options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the 2007 Plan and the then-outstanding options.

Upon the occurrence of a merger, combination, consolidation or other reorganization, stock exchange, or sale or dissolution of the Company, subject to applicable law or regulation, the Board may provide for a cash payment in settlement of, or for the assumption, substitution or exchange of any outstanding options, based upon the consideration payable to stockholders upon the occurrence of such event.  If no such provision is made by the Board, and if the applicable option agreement does not otherwise provide, upon the occurrence of such an event, each then-outstanding option shall become fully vested and shall terminate, provided that reasonable notice shall have been given to the option holder providing for a reasonable time period to exercise all outstanding vested and exercisable options.

Amendment and Termination of the 2007 Plan. Subject to any applicable law or regulation, with respect to any shares at the time not subject to option awards, the 2007 Plan may be amended, modified, suspended or terminated by our Board without the approval of our stockholders, except that stockholder approval will be procured, if required by applicable law or listing agency rule, for any amendment that would (i) increase the number of shares subject to the 2007 Plan, (ii) decrease the price at which options may be granted, (iii) materially increase the benefits to optionees, or (iv) change the class of persons eligible to receive options under the 2007 Plan.  No option may be granted while the 2007 Plan is suspended or after it is terminated, but the rights and obligations under any option granted while the 2007 Plan is in effect shall not be impaired by suspension or termination.

Expiration of the 2007 Plan. The 2007 Plan shall expire on November 12, 2012.  All options outstanding on such date shall be unaffected by the expiration of the 2007 Plan.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences relating to the 2007 Plan is based on present federal tax laws and regulations.  The laws and regulations may change in the future and affect the tax consequences of the matters discussed in this section.  This summary is only a general discussion of the federal income tax consequences of the 2007 Plan and does not purport to be a complete description of all federal, foreign, state or local income tax aspects of the 2007 Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.  This summary is only applicable with respect to 2007 Plan participants that are subject to U.S. federal income tax.

A participant generally has no income tax consequences from the grant of stock options.  Generally, in the tax year when the participant exercises the stock option, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a participant exercises a stock option by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps.  In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the stock option exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized.  In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered.  The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares.  The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered.  The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to the Company when granting a stock option.  The Company generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

This summary is not intended to be exhaustive.  Each participant should consult with, and rely on, his or her own tax advisor regarding all the possible federal, foreign, state, and local tax consequences, based on his or her individual situation, of participating in the 2007 Plan.

THE BOARD OF DIRECTORS HAS APPROVED AND UNANIMOUSLY RECOMMENDS THAT
THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED
2007 NONSTATUTORY STOCK OPTION PLAN.

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors, in accordance with its charter and authority delegated to it by the Board, has appointed the firm of Goldman Park Kurland Mohidin, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010, and the Board of Directors has directed that such appointment be submitted to our stockholders for ratification at the Annual Meeting.  Goldman Park Kurland Mohidin, LLP has served as our independent registered public accounting firm since March 12, 2008 and is considered by our Audit Committee to be well qualified.  If the stockholders do not ratify the appointment of Goldman Park Kurland Mohidin, LLP, the Audit Committee will reconsider the appointment.

Representatives of Goldman Park Kurland Mohidin, LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so.  They also will be available to respond to appropriate questions from stockholders.

The Audit Committee of the Board of Directors and the Board unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of Goldman Park Kurland Mohidin, LLP as our independent registered public accounting firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

Aggregate fees and expenses for professional services rendered for us by Goldman Park Kurland Mohidin, LLP as of or for the fiscal years ended December 31, 2009 and 2008 are set forth below. The aggregate fees and expenses included in the Audit category are fees and expenses billed for the fiscal years for the integrated audit of our annual financial statements and review of our interim financial statements and statutory and regulatory filings. The aggregate fees and expenses included in each of the other categories are fees and expenses billed in the fiscal years.

	Fiscal Year 2009	Fiscal Year 2008
Audit Fees	$200,000	$155,000
Audit-Related Fees	16,750	18,170
Tax Fees	4,400	4,400
All Other Fees	0	0
Total	$221,150	$177,570

Audit Fees for the fiscal years ended December 31, 2009 and 2008 were for professional services rendered for the audit of our annual financial statements and of our internal control over financial reporting and quarterly review of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees as of the fiscal years ended December 31, 2009 and 2008 were for services associated with the restatement of our financial statements.

Tax Fees as of the fiscal years ended December 31, 2009 and 2008 were for services related to tax compliance and preparation of international tax returns.

All Other Fees. There were no fees in this category for the fiscal years ended December 31, 2009 and 2008.

The Audit Committee of the Board of Directors has determined that the provision of these services is compatible with the maintenance of the independence of Goldman Park Kurland Mohidin, LLP.

Pre-approval Policies and Procedures

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.  The pre-approval policy is detailed as to the particular service or category of services and is subject to a specific budget.  The services include the engagement of the independent registered public accounting firm for audit services, audit-related services, and tax services.

If we need to engage the independent registered public accounting firm for other services, which are not considered subject to the general pre-approval as described above, then the Audit Committee must approve such specific engagement as well as the projected fees.  If the timing of the project requires an expedited decision, then the Audit committee has delegated to the Chairman of the Committee the authority to pre-approve such engagement, subject to fee limitations.  The Chairman must report all such pre-approvals to the entire Audit Committee for ratification at the next Committee meeting.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in our stock with the SEC.  Based on a review of written representations from our executive officers and directors, we believe that during the fiscal year ended December 31, 2009, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

STOCKHOLDER PROPOSALS

Stockholders’ proposals, other than nominations for the Board of Directors, intended to be presented at the 2011 Annual Meeting of Stockholders must be delivered to our principal executive offices at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, addressed to our Vice President of Finance, Mr. Zhingang Wu, no earlier than February 22, 2011 and no later than March 24, 2011, in order to be eligible for inclusion in our proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 of the Exchange Act.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases, only one copy of the proxy statement and the annual report is being delivered to multiple stockholders sharing an address.  However, this delivery method, called “householding,” is not being used if we have received contrary instructions from one or more of the stockholders.  We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the annual report to a stockholder at a shared address to which a single copy of the documents were delivered.  To request a separate delivery of these materials now or in the future, a stockholder may submit a written request to our Vice President of Finance, Mr. Zhingang Wu.  Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the proxy statement and annual report and who would prefer to receive a single copy of such materials may instruct us accordingly by directing that request to us in the manner provided above.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting.  However, if any other matter should be properly presented for consideration and voting at the Annual Meeting, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in our best interest.

By Order of the Board of Directors.

/s/ Guohua Ku

Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

Xi’an City, Shaanxi Province, China
April 30, 2010

Appendix A

CHINA RECYCLING ENERGY CORPORATION
AUDIT COMMITTEE CHARTER

As adopted by the Board of Directors on November 25, 2009

The Board of Directors (the “Board”) of China Recycling Energy Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Audit Committee (the “Committee”) as described below, subject to amendment by the Board from time to time.

PURPOSE

The Committee’s purpose is to act on behalf of the Board to oversee the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence and the performance of both the Company’s internal audit function and the independent auditor.  The Committee’s role includes oversight of the qualitative aspects of financial reporting and disclosure to stockholders and the investment community, the Company’s risk management policies that relate to the financial control environment, financial reporting and disclosure controls and the Company’s procedures for compliance with significant applicable legal, ethical and regulatory requirements that impact the financial statements.  The Committee must also prepare an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the annual proxy statement.

Although the Committee has the responsibilities set forth in this Charter, management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for auditing those financial statements.  It is not the duty of the Committee to plan or conduct the audit or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles (“GAAP”).  Nothing in this Charter changes, or is intended to change, the responsibilities of management or the independent auditor.  Moreover, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which existed before this Charter was approved by the Board.

COMPOSITION

The Committee shall be comprised of three or more Board members who satisfy the experience and, as affirmatively determined by the Board, the independence requirements of the SEC and the exchange on which the Company’s stock is listed (the “Exchange”), or if the stock is not listed on any Exchange, the rules of The NASDAQ Stock Market LLC (“NASDAQ”) applicable to audit committee members (including, with respect to the chairperson of the Committee, any special requirements applicable to chairpersons of audit committees), as in effect from time to time when and as required.  In accordance with the Exchange and SEC rules in effect from time to time, at least one member of the Committee shall have “accounting or related financial management expertise,” as interpreted by the Board in its business judgment, and, if practical, at least one member of the Committee shall be an “audit committee financial expert” within the meaning of such rules.  The members of the Committee and the Committee chairperson shall be appointed annually by the Board and may be removed at any time, with or without cause, by the Board.

The Committee shall have the power to create subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer.  Each subcommittee shall keep minutes of its meetings and report them to the Committee.

OPERATING PRINCIPLES

In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•
Communication – Regular and meaningful contact throughout the year with the Chairman of the Board, other committee chairpersons, members of senior management and other key Committee advisors, independent and internal auditors, etc., as applicable, is viewed as important for strengthening the Committee’s knowledge of relevant current and prospective business, financial reporting and disclosure issues.  In addition, if either the internal or the independent auditor identify significant issues warranting the attention of the Committee or the full Board that, in their judgment, have been communicated to management but have not been adequately addressed, they should be communicated to the Committee chairperson or any member of the Committee.

•
Committee Expectations and Information Needs – The Committee should communicate to the Chief Executive Officer or his designee, internal audit and other external parties the expectations of the Committee and the nature, timing and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations.

•
Resources – The Committee shall be authorized to access, at the Company’s expense, such internal and external resources, including retaining legal, financial or other advisors, as the Committee deems necessary or appropriate to fulfill its defined responsibilities.  The Committee shall have the sole authority to approve the fees, costs and other terms of engagement of such outside resources. The Company shall at all times make adequate provisions for the payment of all fees and other compensation approved by the Committee to the Company’s independent auditor in connection with the preparation or issuance of its audit report or performance of other audit, review or attest services for the Company, or to any consultants, advisors or experts retained by the Committee, as well as for other ordinary administrative expenses of the Committee as necessary or appropriate to carry out its duties.

•
Meeting Agendas – Committee meeting agendas shall be the responsibility of the Committee chairperson with input from Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the chairperson.

•
Committee Meeting Attendees – The Committee shall be authorized to request members of senior management, outside counsel, the internal audit function, the independent auditor and other advisors to participate in Committee meetings, as necessary, to carry out the defined committee responsibilities.  Either internal or independent auditors, or counsel, may, at any time, request a meeting with the Committee or Committee chairperson with or without management attendance.  In any case, the Committee shall meet periodically in separate sessions with internal and independent auditors and management.

•
Reporting to the Board of Directors – The Committee shall maintain minutes of meetings and, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time or whenever so requested by the Board.  Any plan developed by the Committee for fulfilling its role and responsibilities should be presented to and discussed with the full Board, and approved by the full Board.  In addition, minutes from Committee meetings should be distributed to each Board member prior to the subsequent Board meeting.

MEETINGS

The Committee should meet as frequently as considered necessary by the Committee or the chairperson and shall meet at least four times annually and, to the extent practicable, in conjunction with the regularly scheduled Board meetings.  The Committee shall fix its own rules of procedure.  A majority of regular members then serving on the Committee shall constitute a quorum.

AUTHORITY AND RESPONSIBILITY

The Committee’s key responsibilities include oversight of the independent auditor, oversight of the internal audit function, and oversight of compliance with financial disclosure and audit requirements and related laws and regulations.  In carrying out its responsibilities, the Committee shall undertake the following:

Oversight of the Independent Auditors

•
The Committee shall have the sole authority to select and retain, and to review and determine the engagement of, the independent auditor, including the scope of and plans for the audit, the adequacy of staffing and the compensation to be paid to the independent auditor.

•
The Committee shall have the sole authority to review and approve the retention of the independent auditor to perform any proposed permissible non-audit services, including the compensation to be paid therefore, authority for which may be delegated to one or more Audit Committee members, provided that all approvals of non-audit services pursuant to this delegated authority be presented to the full Committee at its next meeting.

•
The independent auditor, in its capacity as an independent registered public accounting firm, shall be responsible to the Board and, as delegated, to the Committee as representatives of the stockholders.

•
The independent auditor shall be viewed as the Board’s and Committee’s representatives in executing the Committee’s oversight of periodic, annual and other financial reporting to stockholders.  They shall report all relevant issues to the Committee responsive to agreed-on Committee expectations.  The Committee should review the work of the independent auditor in executing their role of oversight.

•
The Committee shall review and assess the overall scope and focus of the annual audit and any interim audits, including the scope and level of involvement with unaudited quarterly or other interim-period information.

•
The Committee shall, on an annual basis, review, assess and report to the Board on the performance and qualifications of the independent auditor and the audit partner, taking into account the opinions of members of management and the Company’s internal audit function.  In this respect, the Committee shall seek to obtain a report by the independent auditor describing the firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by any governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•
The Committee shall, on an annual basis, review, assess and report to the Board on the independence of the independent auditor, taking into account the opinions of members of management and the Company’s internal audit function and including an analysis of all non-audit services provided by the independent auditor and the effect, if any, on such independence.  In this connection, the Committee shall seek to obtain a written statement from the independent auditor delineating all relationships between the auditor and the Company.  Additionally, the Committee should seek to maintain an active dialogue with the independent auditor with respect to disclosed relationships or services that may impact auditor objectivity or independence and should take, or recommend to the full Board, appropriate action to ensure the independence of the independent auditor.

•
The Committee shall monitor the rotation of the partners of the independent auditor on the Company’s audit engagement team as required by applicable law or regulation and shall consider periodically and adopt, if deemed appropriate, a policy regarding rotation of auditing firms.

•	The Committee shall set clear policies regarding the employment by the Company of any employees or former employees of the independent auditor.

Oversight of the Internal Audit Function

•	The internal audit function shall be responsible to senior management, but have a direct reporting responsibility and an effective line of communication to the Board through the Committee.

•	The Committee shall review and assess the annual internal audit plan and the process used to develop the plan, status of activities, significant findings, recommendations and management’s response.
•	The Committee shall regularly discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

•	Senior management shall consult with the Committee regarding changes in the senior management of the internal audit function.

Oversight of Financial Reporting Compliance

•
Annual and Interim Financial Reports – The Committee shall review and discuss with the independent auditor and management the Company’s annual and interim financial reports, including (i) the independent auditor’s assessment of the quality, not just acceptability, of accounting principles, (ii) the reasonableness of significant judgments and estimates (including material changes in estimates), (iii) any audit adjustments noted or proposed by the independent auditor (whether “passed” or implemented in the financial reports), (iv) the adequacy of the disclosures in the financial statements, (v) the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”  and (vi) any other matters required to be communicated to the Committee by the independent auditor under Statement on Auditing Standards No. 114 (which supersedes Statement on Auditing Standards No. 61), as amended or supplemented.  Such review and discussion shall occur prior to the filing or distribution of such reports.

•
Fraud and Regulatory Noncompliance – The Committee shall review and assess the internal and independent auditors’ responsibility for detecting accounting and reporting financial errors, fraud and defalcations, illegal acts and noncompliance with the code of business conduct and ethics and regulatory requirements.

•
Regulatory Examinations – The Committee shall review and assess SEC inquiries and the results of examinations by other financial regulatory authorities in terms of important findings, recommendations and management’s response.

•
Financial Reporting – The Committee shall review with management and the independent auditor (i) significant issues and risks that arise regarding accounting principles and financial statement presentation, including the adoption of new or material changes to existing critical accounting policies or to the application of those policies, (ii) the potential effect of alternative accounting policies available under GAAP, (iii) the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments and (iv) any analyses prepared by management or the independent auditor with regard to the above and related auditor views.

•	Risk Assessment and Management – The Committee shall periodically review and assess the Company’s guidelines and policies governing risk assessment and risk management.

•	Auditor Recommendations – The Committee shall review and assess important internal and independent auditor recommendations on financial reporting, controls, other matters and management’s response.
•
Changes in Accounting Principles, Regulatory or Legal Matters – The Committee shall review and discuss with the independent auditor any changes in important accounting principles, regulatory or legal matters that could have a material impact on the Company’s financial statements and the application thereof in both annual and interim financial reports.

•	Required Communications – The Committee shall receive and review all required communications from the independent auditor.

•
Conflicts and Disagreements Between the Independent Auditor and Management – The Committee shall regularly review with the independent auditor, and ultimately resolve, any conflicts or disagreements between management and the independent auditor regarding financial reporting, accounting practices or policies, including (i) problems or difficulties the independent auditor encountered in the course of the audit work and (ii) any restrictions on the scope of the independent auditor’s activities or on access to requested information.

•
Proxy Statement Reports – The Committee shall prepare such reports regarding matters within the scope of the Committee’s role and responsibilities as may be required to be included in the Company’s annual proxy statement or other public filings under applicable rules and regulations.

Code of Business Conduct and Ethics – The Committee shall review and assess, on an annual basis, the Company’s code of business conduct and ethics and policies regarding significant conflicts of interest and related-party transactions.

•
Complaints and Concerns – The Committee shall establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.  The Committee shall also establish and maintain procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	Legal Matters – The Committee shall periodically review, with the Company’s counsel, any matter that could have a significant impact on the Company’s financial statements.

•
Disclosure Controls – The Committee shall review each quarter the report of the committee or individual in charge of internal control system review, with a more detailed review of the internal control report filed with the Form 10-K; and meet with the Chief Executive Officer and Chief Financial Officer each quarter to discuss the report, any deficiencies or material weaknesses in internal controls, and any fraud involving persons with a significant role in the Company’s internal controls or disclosure controls.  The review should include a discussion of the Company’s risk assessment and risk management policies, including discussion of major financial risk exposures and steps management has taken to monitor and control them.

•	Other Financial Disclosure – The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

Other Responsibilities

•	Audit Committee Charter – The Committee shall review, on an annual basis, the Audit Committee Charter and shall recommend any proposed changes for approval by the full Board.

•
Annual Performance Evaluation of the Audit Committee – The Committee shall review, discuss and assess at least annually its own performance as well as the role and responsibilities of the Committee, seeking input from senior management, the full Board and others.  Changes in the role and/or responsibilities of the Committee as outlined in this Charter, if any, shall be recommended to the full Board for approval.

•	Related Party Contracts – In advance of any related party transaction, the Committee shall review such transaction and recommend its decision for approval to the full Board.

•	Other Activities – The Committee shall perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Appendix B

AMENDED AND RESTATED

2007 NONSTATUTORY STOCK OPTION PLAN

1.            Purpose.

This Nonstatutory Stock Option Plan (the “Plan”) is intended to further the growth and financial success of China Recycling Energy Corporation, a Nevada corporation (the “Corporation”) by providing incentives in the form of options to acquire the common stock of the Corporation (“Options” or “Awards”) to selected employees, directors, and consultants to the Corporation and its Affiliates so that such employees and consultants may acquire or increase their proprietary interest in the Corporation.  As used herein, an “Affiliate” of the Corporation shall mean (a) any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if, at the time of the determination, each of the corporations other than the Corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, or (b) any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if, at the time of the determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.            Administration.

The Plan shall be administered by the Board of Directors of the Corporation (the “Board”); provided however, that the Board may delegate such administration to a committee of not fewer than three (3) members of the Board.  Any reference to “Committee” herein shall mean the committee designated above or, in the absence of such delegation, the Board in its role as administrator.  Option grants, and transactions in or involving Options, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act).  The Board may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Affiliates or to third parties.

Subject to the provisions of the Plan and compliance with Section 409A of the United States Internal Revenue Code (the “Code”), the Board and/or the Committee shall have authority to (a) grant, in its discretion, Options to eligible persons; (b) determine in good faith the fair market value of the stock covered by an Option; (c) determine which eligible persons shall be granted Options and the number of shares to be covered thereby and the term thereof; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions, and inconsistencies in the Plan or any Option; (f) consistent with the Plan and with the consent of the Optionee, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Optionees without constituting termination of their employment for the purpose of the Plan; and (h) make all other determinations necessary or advisable for the Plan’s administration.  The interpretation and construction by the Board of any provisions of the Plan or of any Option shall be conclusive and final.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

Any action taken by, or inaction of, the Corporation, any Affiliate, or the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.  Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.            Eligibility.

The persons who shall be eligible to receive Options shall be employees, directors, or consultants of the Corporation or any of its Affiliates (each, an “Eligible Person”).  A consultant shall only be an Eligible Person if such consultant is an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Affiliates in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Affiliates) to the Corporation or one of its Affiliates and who is selected to participate in this Plan by the Board or Committee; provided, however, that a consultant may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an Option is referred to as an “Optionee.”

4.            Stock.

Subject to Section 5(h), the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued common stock (“Stock”).

(a)           Number of Shares.  Subject to adjustment as provided in Paragraph 5(h) of this Plan, the total number of shares of Stock which may be delivered through exercise of Options granted under this Plan shall not exceed 5,200,000 shares.  If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Options with respect thereto under this Plan as though no Option had been granted with respect to such shares.

(b)           Reservation of Shares.  The Corporation shall reserve and keep available at all times during the term of the Plan such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.  If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Securities Act, the Corporation is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Corporation for the lawful issuance of shares of Stock hereunder, the Corporation shall be relieved of any liability with respect to its failure to issue and sell the shares of Stock for which such requisite authority was so deemed necessary unless and until such authority is obtained.

5.           Terms and Conditions of Options.

Each Option granted hereunder shall be evidenced by an option agreement (“Option Agreement”) between the Corporation and the respective Optionee which shall set forth the material terms and conditions of the Option, in such form and substance as the Board or Committee shall from time to time approve.  Each Option Agreement need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)          Number of Shares: Each Option Agreement shall state the number of shares of Stock to which the Option pertains.

(b)          Option Price: The Board or Committee shall determine the purchase price per share of the Stock covered by each Option (the “Option Price”) at the time of the grant of the Option, which exercise price will be set forth in the applicable Option Agreement; provided that in no case will the Option Price of an Option be less than the Fair Market Value of the Stock.  For purposes of this Plan, “Fair Market Value” per share of Stock on any relevant date shall be determined in accordance with the following provisions:

(i)           If the Stock is at the time listed or admitted to trading on any stock exchange, then the “Fair Market Value” shall be the closing sale price of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock takes place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of “Fair Market Value.”

(ii)          If the Stock is not at the time listed or admitted to trading on a stock exchange, the “Fair Market Value” shall be the mean between the lowest reported bid price and highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Stock in such market.

(iii)         If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the “Fair Market Value” shall be as determined in good faith by the Board.

Medium and Time of Payment: The Corporation shall not be obligated to deliver certificates for the shares of Stock to be purchased on exercise of an Option unless and until it receives full payment of the exercise price therefor, all related tax withholding obligations have been satisfied, and all other conditions to the exercise of the Option set forth herein or in the Option Agreement have been satisfied.  The Option Price of any shares of Stock purchased on exercise of an Option must be paid in full at the time of each purchase in any one or combination of the following methods: (i) in cash or by check, (ii) by delivery of other common stock of the Corporation, provided such tendered stock was not acquired directly or indirectly from the Corporation, or (iii) such other form of legal consideration permitted by applicable state and federal law as may be acceptable to the Board.  Shares of Stock used to satisfy the exercise price of an Option (whether previously-owned shares or shares otherwise deliverable pursuant to the terms of the Option) shall be valued at their Fair Market Value on the date of exercise.  Unless otherwise expressly provided in the applicable Option Agreement, the Committee may eliminate or limit an Optionee’s ability to pay the Option Price of any Option by any method other than cash payment to the Corporation.

(c)          Term and Exercise of Options:

(i)           Except as provided in Section 5(l), an Option may be exercised only to the extent that it is vested and exercisable.  The Board or Committee will determine the vesting and/or exercisability provisions of each Option, which provisions will be set forth in the applicable Option Agreement, provided that each Option shall become vested and exercisable over a period of no longer than five years from the date of grant.  Unless the Board or Committee otherwise expressly provides, once exercisable an Option will remain exercisable until the expiration or earlier termination of the Option.

(ii)          In no event shall any Option be exercisable after the expiration of five years from the date it is granted.  Unless a later date is otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

(iii)         No fractional shares shall be delivered under this Plan.  The Board or Committee may pay cash in lieu of any fractional shares in settlements of Options under this Plan.  During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein.  To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option Agreement, whether or not other installments are then exercisable.

(d)          Termination of Status as Employee, Director, or Consultant: Unless otherwise provided in the Option Agreement, if Optionee’s employment or service with the Corporation and its Affiliates shall terminate for any reason, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested and exercisable Options, in whole or in part, at any time after such termination during the remaining term of the Option; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Optionee’s termination was caused by permanent disability.  For purposes of this Plan an Optionee shall be deemed to be permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.  The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or service.  Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Corporation to terminate the employment or service of an Optionee with or without cause.  For purposes of this Plan and any Option, if an entity ceases to be an Affiliate of the Corporation a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Affiliate who does not continue as an Eligible Person in respect of the Corporation or another Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status.  Any Options that do not become vested and exercisable prior to or as of such termination shall immediately be forfeited.

(e)         Death of Optionee: Unless otherwise provided in the Option Agreement, if an Optionee dies while employed or engaged as a director or consultant by the Corporation or an Affiliate, the portion of such Optionee’s Option or Options which were vested and exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent  that Optionee could have exercised the Option as of the date of Optionee’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by Optionee.  Any Options that do not become vested and exercisable prior to or as of such death shall immediately be forfeited.

(f)          Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(g)         Adjustments:

(1)          Subject to Section 5(h)(2) and to the extent that such adjustment complies with Section 409A of the Code, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Stock; or any exchange of Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Stock; then the Board shall equitably and proportionately adjust (1) the number and type of shares of Stock (or other securities) that thereafter may be made the subject of Options (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Stock (or other securities or property) subject to any outstanding Award, (3) the Option Price of any outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Options.  Without limiting the generality of Section 2, any good faith determination by the Board as to whether an adjustment is required in the circumstances pursuant to this Section 5(h)(1), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

(2)          Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Stock); then and to the extent that such adjustment complies with Section 409A of the Code, the Board may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Stock upon or in respect of such event.  Upon the occurrence of any event described in the preceding sentence, then, unless the Board has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Option or the Option would otherwise continue in accordance with its terms in the circumstances: (1) unless otherwise provided in the applicable Option Agreement, each then-outstanding Option shall become fully vested; and (2) each Option shall terminate upon the related event; provided that the holder of an Option shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested Options (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such Options (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an Option that is so accelerated may be made contingent upon the actual occurrence of the event).

Without limiting the preceding paragraph, in connection with any event referred to in the preceding paragraph or any change in control event defined in any applicable Option Agreement, the Board may, in its discretion, provide for the accelerated vesting of any Option or Options as and to the extent determined by the Board in the circumstances.  The Board, in compliance with Section 409A, may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise price of the Option.  In any of the events referred to in this Section 5(h)(2), the Board may take such action contemplated by this Section 5(h)(2) prior to such event (as opposed to on the occurrence of such event) to the extent that the Board deems the action necessary to permit the Optionee to realize the benefits intended to be conveyed with respect to the underlying shares.  Without limiting the generality of the foregoing, the Board may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of the award if an event giving rise to an acceleration does not occur.  Without limiting the generality of Section 2, any good faith determination by the Board pursuant to its authority under this Section 5(h)(2) shall be conclusive and binding on all persons.  The Board, in compliance with Section 409A, may override the provisions of Section 5(h)(2) by express provision in the Option Agreement and may accord any Optionee a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Board may approve.

(h)         Rights as a Stockholder: An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate to Optionee for such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Paragraph 5(h) hereof.

(i)          Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, and to the extent such action complies with Section 409A, the Committee may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options.  Notwithstanding the foregoing provisions of this Paragraph 5(j), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(j)          Exercise Before Vesting Date: At the discretion of the Board and to the extent that such action complies with Section 409A of the Code, the Option Agreement may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated vesting date of the Option or any installment thereof.  Any shares so purchased prior to the stated vesting date shall be subject to repurchase by the Corporation upon termination of Optionee’s employment as contemplated by Paragraphs 5(e), 5(f) and 5(g) hereof prior to the vesting date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(k)          Other Provisions: The Option Agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable.  Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Corporation, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Securities Act, the Exchange Act, the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Corporation are listed.

6.            Effectiveness of Plan; Expiration.

This Plan shall be deemed effective as of the date it is adopted by the Board.  The Plan shall expire on November 12, 2012, but such expiration shall not affect the validity of outstanding Options.

7.            Amendment and Termination of the Plan.

The Board may, insofar as permitted by law and to the extent that such action would comply with Section 409A of the Code, from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the stockholders of the Corporation if such approval is required by applicable law or listing agency rule, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Optionees, or (iv) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Optionee thereunder.  No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

8.            Application of Funds.

The proceeds received by the Corporation from the sale of Stock pursuant to the exercise of Options will be used for general corporate purposes.

9.            No Obligation to Exercise Option.

The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

10.          No Right to Option.

No person shall have any claim or rights to be granted an Option (or additional Award, as the case may be) under this Plan.

11.          No Employment/Service Contract.

Nothing contained in this Plan (or in any other documents under this Plan or in any Option Agreement) shall confer upon any Eligible Person any right to continue in the employ or other service of the Corporation or one of its Affiliates, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Affiliates to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 11, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Option Agreement.

12.          Plan Not Funded.

Options payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Award.  No Optionee, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Stock, except as expressly otherwise provided) of the Corporation or one of its Affiliates by reason of any award of an Option hereunder.  Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Affiliates and any Optionee, beneficiary or other person.  To the extent that an Optionee, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

13.          Tax Withholding.

Upon any exercise, vesting, or payment of any Option, the Corporation or one of its Affiliates shall have the right at its option to require the Optionee (or the Optionee’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Affiliates may be required to withhold with respect to such award event or payment; or deduct from any amount otherwise payable in cash to the Optionee (or the Optionee’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Affiliates may be required to withhold with respect to such cash payment.  In any case where a tax is required to be withheld in connection with the delivery of shares of Stock under this Plan, the Board may in its sole discretion (subject to Section 5(m) require or grant (either at the time of the Option is granted or thereafter) to the Optionee the right to elect, pursuant to such rules and subject to such conditions as the Board may establish, that the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment.  In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

14.          Notices.

All notice, requests, demand, and other communications pursuant this Plan shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day following the mailing thereof to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid.

15.          Governing Law; Construction; Severability.

(a)          Choice of Law.  This Plan, the Award, all documents evidencing Award and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

(b)          Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)          Plan Construction.  It is the intent of the Corporation that the Options and transactions permitted by Options be interpreted in a manner that, in the case of Optionees who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act.  Notwithstanding the foregoing, the Corporation shall have no liability to any Optionee for Section 16 consequences or Awards or events under Award if an award or event does not so qualify.

16.          Captions.

Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

17.          No Corporate Action Restriction.

The existence of this Plan, the Option Agreements and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation, to the extent such action would not result in acceleration of or additional tax under Section 409A, to make or authorize: (a) any adjustment, recapitalization., reorganization or other change in the capital structure or business of the Corporation or any Affiliate, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Affiliate, (d) any dissolution or liquidation of the Corporation or any Affiliate, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Affiliate, or (f) any other corporate act or proceeding by the Corporation or any Affiliate.  No Optionee, beneficiary or any other person shall have any claim under any Award or Option Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Affiliate, as a result of any such action.

18.          Other Corporation Benefit and Compensation Programs.

Payments and other benefits received by an Optionee under an Option granted pursuant to this Plan shall not be deemed a part of an Optionee’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Affiliate, except where the Board expressly otherwise provides or authorizes in writing.  Options under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, Award or commitments under any other plans or arrangements of the Corporation or its Affiliates, to the extent such action would not result in acceleration of or additional tax under Section 409A.

19.          Regulatory Approvals; Restrictions; Legends.

The granting of awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  If at any time the Committee or Board, in its discretion, shall determine that the listing, registration or qualification of the Stock upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of Stock under such Award, the delivery of any or all Stock may be withheld unless and until such listing, registration or qualification shall have been effected.  If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities law with respect to the Stock, the Participant (a) shall deliver to the Corporation, prior to the exercise of the Option or as a condition to the delivery of Stock under the Award, such information, representations and warranties as the Corporation may reasonably request in order for the Corporation to be able to satisfy itself that the Stock is being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Corporation shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities law.  With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act.  To the extent any provision of the Plan or action by the Committee or Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or Board.  Each Option Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear a restrictive legend as the Corporation deems necessary or advisable under applicable law, including federal, state and foreign securities laws.

20.           Compliance with Section 409A of the Code.  “Compliance with Section 409A of the Code” or words of similar import means compliance with the requirements for exemption of Options issued hereunder from the application of Section 409A of the Code and all Treasury Regulations and other formal guidance promulgated thereunder, such that no accelerated or additional tax is imposed on the Optionee pursuant to Section 409A of the Code.

The foregoing amended and restated provisions of the Amended and Restated 2007 Nonstatutory Stock Option Plan was authorized by the Board of Directors on April 23, 2010, to become effective January 1, 2010.

China Recycling Energy Corporation

/s/ Guohua Ku
Guohua Ku
Chief Executive Officer and
Chairman of the Board of Directors

PROXY – CHINA RECYCLING ENERGY CORPORATION

Proxy Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on June 4, 2010

The undersigned hereby appoints Guohua Ku and Zhigang Wu, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of China Recycling Energy Corporation (the “Company”), at its Annual Meeting of Stockholders to be held at the principal executive offices, located at 12/F, Tower A, Chang An International Building, No. 88 Nan Guang Zheng Jie, Xi’an City, Shaanxi Province, 710068 China, and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendation.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FOR APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2007 NONSTATUTORY STOCK OPTION PLAN.  THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 4, 2010:

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2009 are available at www.shareholdervote.info/.

Continued and to be signed on reverse side

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends				To withhold authority to vote for any individual
that you vote FOR ALL of the following:	For	Withhold	For All	nominee(s), mark “For All Except” and write
	All	All	Except	the number(s) of the nominee(s) on the line below.

1. Election of Directors:	☐	☐	☐
__________________________________

Nominees

01 – Guohua Ku	02 – Nicholas Shao	03 – Timothy Driscoll	04 – Sean Shao
05 – Lanwei Li	06 – Dr. Robert Chanson	07 – Julian Ha

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of appointment of Goldman Park Kurland Mohidin LLP as independent registered public accounting firm.	☐	☐	☐

3. Approval of the Company’s Amended and Restated 2007 Nonstatutory Stock Option Plan.	☐	☐	☐

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.            ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date